Exhibit 99.1

RADIUS RECYCLING to be Acquired by U.S. Subsidiary of TOYOTA TSUSHO CORPORATION (TTC),

Accelerating Investment in Future Growth

Radius Recycling Shareholders to Receive $30.00 in Cash Per Share, Delivering Significant Value

TTC’s Investments to Accelerate Radius Recycling’s Growth Strategies and Strengthen Resiliency

TTC Committed to Honoring Collective Bargaining Agreements and Compensation and Benefits Programs for All Radius Recycling Employees

PORTLAND, Ore. March 13, 2025 – Radius Recycling, Inc. (NASDAQ: RDUS) (“Radius” or the “Company”) today announced that it has entered into a definitive merger agreement with Toyota Tsusho America, Inc. (“TAI”), a U.S. subsidiary of Toyota Tsusho Corporation (8015.T) (“TTC”), under which TAI will acquire all shares of Radius for $30.00 per share in cash, representing an approximate 115% premium to Radius’ closing share price on March 12, 2025, and an approximate 102% premium over the 90-day volume-weighted average share price (VWAP). Upon completion of the transaction, Radius will continue to operate from its current headquarters in Portland, Oregon with its teams, operating facilities, strategy, and brands retained.

The transaction brings together two companies dedicated to advancing the circular economy by increasing recycling and reducing waste across the industrial, manufacturing, and retail sectors.

For more than a century, Radius has supplied recycled materials and products to customers in North America and around the world. Over this time, the Company has expanded its platform to include innovative metals recovery technologies, Third Party Recycling (3PR™) services and solutions, Pick-N-Pull branded auto recycling and used parts retail stores, and the Cascade electric arc furnace and rolling mill in Oregon. TTC, an affiliate of the Toyota Group, is a prominent Japanese trading company headquartered in Nagoya and Tokyo with approximately $65 billion in global revenue and 70,000 employees worldwide. Like Radius, TTC is a proven leader in metals and automotive recycling and has a successful track record of acquisitions with meaningful investments in the growth and employees of those companies. This transaction will provide Radius with the opportunity to benefit from TTC’s financial strength, recycling technology, and experience in providing recycling services to the automotive sector.

“We are excited to have reached this agreement with TTC, which builds on our longstanding relationship and provides us with increased opportunities for our talented team, broader products and services for our suppliers, customers and communities, and an expanded platform for our more than 100 operating sites while delivering significant immediate value to our shareholders,” said Tamara L. Lundgren, Radius’ Chairman and Chief Executive Officer. “Like Radius, TTC is a proven leader in metals and automotive recycling services and solutions, and we look forward to enhancing and expanding our offerings as part of their larger organization while continuing to drive our strategy forward. I am grateful to the entire Radius team, whose hard work and determination have created a strong foundation for our Company, enabling us to embark on this next chapter in our history with TTC.”

“We look forward to collaborating with Radius, whose position as one of North America’s leading recycling companies aligns with our efforts to holistically improve recycling across the supply chain,” said Ichiro Kashitani, TTC’s President and Chief Executive Officer. “Together, we will strengthen, amplify and grow Radius’ robust networks and integrated operations, better positioning Radius to meet the rapidly increasing demand to improve recycling rates and value recovery and deliver long-term benefits to employees, customers, suppliers, and communities.”

Accelerating Radius’ Strategic Priorities and Supporting Our Stakeholders

•	Increased Resources to Further Strategic Priorities. With TTC’s financial support, Radius will have a greater ability to invest in the continued development of its metals recycling platform, Pick-N-Pull auto recycling business, 3PR™ recycling services and solutions, and Cascade electric arc furnace and rolling mill. Radius will also benefit from TTC’s recycling technologies that seek to increase the recovery of ferrous and nonferrous metals and reduce material going to landfills.

•	Opportunity to Expand and Diversify Business. Radius expects to benefit from TTC’s strong relationships with automotive OEMs and Tier 1, 2, and 3 suppliers, enabling Radius to expand its opportunities to partner with metals consumers. With a further diversified customer base, Radius will have a more robust operating platform from which to invest in its facilities, grow, and provide enhanced products and services.

•	Investment in Radius’ Operations. TTC recognizes the importance of innovative, closed-loop solutions to improving supply chains, manufacturing activity, and the environment. TTC is committed to investing in the development of Radius’ infrastructure and manufacturing capabilities across its operating sites, with the goal of growing and diversifying Radius’ platform over the long-term.

•	Commitment to Employees. TTC has a track record of supporting its employees and is committed to protecting and creating jobs within Radius. TTC’s high focus on ethics, safety, and environmental stewardship are an excellent fit with Radius’ culture of integrity and sustainability leadership. In addition, TTC is committed to honoring collective bargaining agreements and compensation and benefits programs for Radius employees.

•	Fostering Local Communities. Radius headquarters will remain in Portland, Oregon, and TTC will preserve Radius’ teams, brands, and legacy in local communities. TTC recognizes Radius’ community engagement, including the advancement of local workforce development, promotion of environmental stewardship, support for public safety programs, and service as a critical partner during disaster recovery activities.

•	Meaningful Value for Shareholders. The $30.00 per share cash purchase price represents an approximate 115% premium to Radius’ closing share price on March 12, 2025, and an approximate 102% premium over the VWAP of Radius common stock for the 90 days ending March 12, 2025. The implied total enterprise value of the transaction, including net debt, is approximately $1.34 billion.

Approvals and Timing

The transaction is expected to close in the second half of calendar year 2025, subject to approval by Radius’ shareholders, regulatory approvals, and other customary closing conditions.

Advisors

Goldman Sachs & Co. LLC is serving as lead financial advisor, J.P. Morgan Securities LLC is serving as co-advisor, and Simpson Thacher & Bartlett LLP is serving as legal counsel to Radius. Mizuho Securities Co., Ltd. is acting as financial advisor and White & Case LLP is serving as legal counsel to TTC.

About Radius

Radius is a leading North American recycler of ferrous and nonferrous metals with 54 operating facilities across 25 states, Puerto Rico, and Western Canada. The Company sells its products to U.S. and export customers from its locations on both the East and West Coasts of the U.S., the Southeast, Hawaii, and Puerto Rico. Radius’ integrated operating platform also includes 50 stores operating across the U.S. and Western Canada under its Pick-N-Pull brand which sell serviceable used auto parts from salvaged vehicles and receive over 4 million annual retail visits. The Company’s electric arc furnace and rolling mill located in McMinnville, Oregon is vertically integrated with its Pacific Northwest metals recycling operations and produces rebar, wire rod, and other specialty products that are sold to customers primarily in the Western U.S. and Western Canada. Radius began operations in 1906 in Portland, Oregon, where it remains headquartered.

About TTC

Toyota Tsusho was founded in 1948 as the trading company for the Toyota Group. Toyota Tsusho Group is a global entity that develops business together with its members’ employees in various countries around the world. To pursue the value that we can provide to society and our customers, Toyota Tsusho has established 8 mission-based sales divisions (Metal+(Plus)/ Circular Economy/ Supply Chain/ Mobility/ Green Infrastructure/ Digital Solutions/ Lifestyle/ Africa). Additionally, toward the realization of a carbon-neutral world, Toyota Tsusho has declared its commitment to halving its greenhouse gas emissions from 800,000 tons in 2019 by 2030 and to achieving carbon neutrality by 2050. Toyota Tsusho will continue to reduce greenhouse gas emissions throughout its supply chains to contribute to the realization of a decarbonized society.

Non-GAAP Financial Measures

Reconciliation of debt, net of cash
($ in thousands)
November 30, 2024
Short-term borrowings	$5,573
Long-term debt, net of current maturities	439,872
Total debt	445,445
Less: cash and cash equivalents	15,223
Total debt, net of cash	$430,222

Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements often contain words such as “outlook,” “target,” “aim,” “believes,” “expects,” “anticipates,” “intends,” “assumes,” “estimates,” “evaluates,” “may,” “will,” “should,” “could,” “opinions,” “forecasts,” “projects,” “plans,” “future,” “forward,” “potential,” “probable,” and similar expressions. The absence of these words or similar expressions, however, does not mean that a statement is not forward-looking. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: completion of the proposed transaction is subject to various risks and uncertainties related to, among other things, its terms, timing, structure, benefits, costs and completion; required approvals to complete the proposed transaction by our shareholders and the receipt of certain regulatory approvals, to the extent required, and the timing and conditions for such approvals; the stock price of Radius Recycling, Inc. prior to the consummation of the proposed transaction; the satisfaction of the closing conditions to the proposed transaction; potential environmental cleanup costs related to the Portland Harbor Superfund site or other locations; the impact of equipment upgrades, equipment failures, and facility damage on production; failure to realize or delays in realizing expected benefits from capital and other projects, including investments in processing and manufacturing technology improvements and information technology systems; the cyclicality and impact of general economic conditions; the impact of inflation and interest rate and foreign currency fluctuations; changing conditions in global markets including the impact of sanctions and tariffs, quotas, and other trade actions and import restrictions; increases in the relative value of the U.S. dollar; economic and geopolitical instability including as a result of military conflict; volatile supply and demand conditions affecting prices and volumes in the markets for raw materials and other inputs we purchase; significant decreases in recycled metal prices; imbalances in supply and demand conditions in the global steel industry; difficulties associated with acquisitions and integration of acquired businesses; supply chain disruptions; reliance on third-party shipping companies, including with respect to freight rates and the availability of transportation; restrictions on our business and financial covenants under the agreement governing our bank credit facilities; potential limitations on our ability to access capital resources and existing credit facilities; the impact of impairment of goodwill and assets other than goodwill; the impact of pandemics, epidemics, or other public health emergencies; inability to achieve or sustain the benefits from productivity, cost savings, and restructuring initiatives; inability to renew facility leases; customer fulfillment of their contractual obligations; the impact of consolidation in the steel industry; product liability claims; the impact of legal proceedings and legal compliance; the impact of climate change; the impact of not realizing deferred tax assets; the impact of tax increases and changes in tax rules; the impact of one or more cybersecurity incidents; the impact of increasing attention to environmental, social, and governance matters; translation risks associated with fluctuation in foreign exchange rates; the impact of hedging transactions; inability to obtain or renew business licenses and permits; environmental compliance costs and potential environmental liabilities; increased environmental regulations and enforcement; compliance with climate change and greenhouse gas emission laws and regulations; the impact of labor shortages or increased labor costs; reliance on employees subject to collective bargaining agreements; and the impact of the underfunded status of multiemployer plans in which we participate; and other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended August 31, 2024 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Furthermore, such forward-looking statements speak only as of the date of this report. Our actual results could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

Additional Information and Where to Find it

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of Radius Recycling, Inc. by Toyota Tsusho America, Inc., a wholly owned subsidiary of Toyota Tsusho Corporation. In connection with this proposed acquisition, Radius Recycling, Inc. plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that Radius Recycling, Inc. may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF Radius Recycling, Inc. ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to shareholders of Radius Recycling, Inc. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Radius Recycling, Inc. through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Radius Recycling, Inc. will be available free of charge on Radius Recycling, Inc.’s internet website at www.radiusrecycling.com or upon written request to: Investor Relations, Radius Recycling, Inc., 222 SW Columbia Street, Suite 1150, Portland, Oregon 97201 or by telephone at (503) 323-2811.

Participants in Solicitation

Radius Recycling, Inc., its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Radius Recycling, Inc. is set forth in its proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on December 16, 2024.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

Radius Recycling, Inc.

222 SW Columbia Street

Suite 1150

Portland, Oregon 97201

Tel. (503) 323-2811

www.radiusrecycling.com

Radius Contact:

Public Affairs & Communications:

Eric Potashner

(415) 624-9885

epotashner@rdus.com

Investor Relations:

Michael Bennett

(503) 323-2811

mcbennett@rdus.com

Company Info:

www.radiusrecycling.com

ir@rdus.com

TTC Contact:

Corporate Communications Department

https://www.toyota-tsusho.com/english/

ttc_mr@pp.toyota-tsusho.com